UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 25, 2017

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 25, 2017, the Board of Directors of Motivating The Masses, Inc. (the “Company”) concluded that the Company’s previously issued financial statements for the years ended December 31, 2015 and December 31, 2016 and for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 (collectively, the “Restated Periods”) should no longer be relied upon because the Company did not properly account for (a) the potential for rescission of certain common stock issuances, and (b) non-cash charges associated with certain stock-based compensation (warrants and common stock).

The Company plans to file an amendment to its SEC filings, which will include restated financial information for the Restated Periods, as follows:

•	Due to the potential for rescission of certain common stock issuances, the impacted common stock will now be recorded as temporary equity, rather than permanent equity, on the balance sheet.

•	The grant date value of certain warrants issued to a financial advisor will be recorded as a non-cash charge to the income statement, which will increase the accumulated deficit with an offsetting increase in additional-paid-in-capital on the balance sheet.

•	Certain common stock issuances were originally recorded similar to a stock dividend, which directly increased the accumulated deficit by the issuance date value of the common stock, with an offsetting increase in common stock (at par value) and additional-paid-in-capital (the remainder), which was the appropriate treatment on the balance sheet, but now a corresponding non-cash charge will be recorded to the income statement.

The Company believes it is premature to quantify the amount of the restatements at the current time.

The Company has discussed the restatements with its prior independent registered public accounting firm, Anton & Chia LLP, and its current independent registered public accounting firm, Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: September 26, 2017	By:	/s/ Scott Ryder
Name: Scott Ryder
Title: Chief Financial Officer